AURORA LOAN SERVICES
A Lehman Brothers Company


      Certification Regarding Compliance with Applicable Servicing Criteria


1. Aurora Loan Services LLC ("Aurora"), a wholly-owned subsidiary of Lehman Brothers Bank FSB, is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of
     Item 1122 of Regulation AB, as of and for the 12-month period ended December 31, 2006 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report (these transactions collectively referred to as the "Master Servicing Platform") include asset-backed securities transactions for which Aurora acted as master servicer, registered on or after January 1, 2006, involving residential mortgage loans;

2. Aurora has not engaged vendors (the "Vendors") to perform significant activities pertaining to the applicable servicing criteria;

3. Except as set forth in paragraph 4 below, Aurora used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Aurora based on the activities it performs with respect to the Master Servicing Platform as of December 31, 2006 and for the Reporting Period;

5. Aurora has complied, in all material respects, with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Master Servicing Platform taken as a whole;

6. Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on Aurora's assessment of compliance with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period.


March 13, 2007

                                         Aurora Loan Services LLC

                                         By: /s/ E. Todd Whittmore
                                            ----------------------
                                         Name: E. Todd Whittemore
                                         Title:   Executive Vice President









AURORA LOAN SERVICES
A Lehman Brothers Company


                                    APPENDIX A

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                   Applicable Servicing           Inapplicable
                                                                                          Criteria                   Servicing
                                                                                                                      Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                                   Performed
                                                                                             Performed      by
                                                                                                by      subservicer(s)
                                                                                             vendor(s)  or Vendors(s)
                                                                                             for which  for which
                                                                                  Performed   Aurora    Aurora is
                                                                                   Directly   is the     Not the
                                                                                      by    Responsible Responsible
                                                                                    Aurora      Party     Party
--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Policies and procedures are instituted to monitor any                X
                  performance or other triggers and events of default in
1122(d)(1)(i)     accordance with the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  If any material servicing activities are outsourced to                                                X(1)
                  third parties, policies and procedures are instituted to
                  monitor the third party's performance and compliance with
1122(d)(1)(ii)    such servicing activities.
--------------------------------------------------------------------------------------------------------------------------------
                  Any requirements in the transaction agreements to maintain a                                          X(1)
1122(d)(1)(iii)   back-up servicer for the pool assets are maintained.
--------------------------------------------------------------------------------------------------------------------------------
                  A fidelity bond and errors and omissions policy is in effect         X
                  on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage
                  required by and otherwise in accordance with the terms of the
1122(d)(1)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                       Cash Collection and Administration
--------------------------------------------------------------------------------------------------------------------------------
                  Payments on pool assets are deposited into the                       X
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days of
                  receipt, or such other number of days specified in the
1122(d)(2)(i)     transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made via wire transfer on behalf of an obligor         X
1122(d)(2)(ii)    or to an investor are made only by authorized personnel.
--------------------------------------------------------------------------------------------------------------------------------
                  Advances of funds or guarantees regarding collections, cash                                            X(1)
                  flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as
1122(d)(2)(iii)   specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  The related accounts for the transaction, such as cash               X
                  reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Each custodial account is maintained at a federally insured          X
                  depository institution as set forth in the transaction
                  agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets
1122(d)(2)(v)     the requirements of 240.13k-1(b)(1) of this chapter.
--------------------------------------------------------------------------------------------------------------------------------
                  Unissued checks are safeguarded so as to prevent unauthorized                                           X(1)
1122(d)(2)(vi)    access.
--------------------------------------------------------------------------------------------------------------------------------

----------

1. Aurora did not perform the activity described in this criteria as of December 31, 2006 and for the Reporting Period. No assessment of compliance, therefore, is necessary.

AURORA LOAN SERVICES
A Lehman Brothers Company


--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                   Applicable Servicing          Inapplicable
                                                                                          Criteria                 Servicing
                                                                                                                    Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                                   Performed
                                                                                             Performed      by
                                                                                                by      subservicer(s)
                                                                                             vendor(s)  or Vendors(s)
                                                                                             for which  for which
                                                                                  Performed   Aurora    Aurora is
                                                                                   Directly   is the     NOT the
                                                                                      by    Responsible Responsible
                                                                                    Aurora      Party     Party
--------------------------------------------------------------------------------------------------------------------------------
                  Reconciliations are prepared on a monthly basis for all              X
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations (A) Are mathematically accurate; (B) Are
                  prepared within 30 calendar days after the bank statement
                  cutoff date, or such other number of days specified in the transaction agreements; (C) Are reviewed and approved by
                  someone other than the person who prepared the reconciliation;
                  and (D) contain explanations for reconciling items. These
                  reconciling items are resolved within 90 calendar days of
                  their original identification, or such other number of days specified in the transaction agreements.
1122(d)(2)(vii)
---------------------------------------------------------------------------------------------------------------------------------
                       Investor Remittances and Reporting
---------------------------------------------------------------------------------------------------------------------------------
                  Reports to investors, including those to be filed with the           X(2)(3)                           X(2)
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the
1122(d)(3)(i)     Servicer.
---------------------------------------------------------------------------------------------------------------------------------
                  Amounts due to investors are allocated and remitted in               X(3)
                  accordance with timeframes, distribution priority and other terms
1122(d)(3)(ii)    set forth in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made to an investor are posted within two              X(3)
                  business days to the Servicer's investor records, or such
1122(d)(3)(iii)   other number of days specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Amounts remitted to investors per the investor reports               X(3)
                  agree with cancelled checks, or other form of payment, or
1122(d)(3)(iv)    custodial bank statements.
---------------------------------------------------------------------------------------------------------------------------------
                            Pool Asset Administration
---------------------------------------------------------------------------------------------------------------------------------
                  Collateral or security on pool assets is maintained as                                                   X
                  required by the transaction agreements or related pool
1122(d)(4)(i)     asset documents.
---------------------------------------------------------------------------------------------------------------------------------
                  Pool assets and related documents are safeguarded as                                                     X
1122(d)(4)(ii)    required by the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Any additions, removals or substitutions to the asset pool           X
                  are made, reviewed and approved in accordance with any
1122(d)(4)(iii)   conditions or requirements in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------

----------

(2) For criterion 1122(d)(3)(i)(C), Aurora did not performthe activity described in this criterion as of December 31, 2006 and for the Reporting Period. No assessment of compliance, therefore is necessary.

(3) Aurora is defining the "Investor" as the party to who we report and remit under the applicable transaction agreement.

AURORA LOAN SERVICES
A Lehman Brothers Company


--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                   Applicable Servicing          Inapplicable
                                                                                          Criteria                 Servicing
                                                                                                                    Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                                   Performed
                                                                                             Performed      by
                                                                                                by      subservicer(s)
                                                                                             vendor(s)  or Vendors(s)
                                                                                             for which  for which
                                                                                  Performed   Aurora    Aurora is
                                                                                   Directly   is the     NOT the
                                                                                      by    Responsible Responsible
                                                                                    Aurora      Party     Party
--------------------------------------------------------------------------------------------------------------------------------
                  Payments on pool assets, including any payoffs, made in                                                X
                  accordance with the related pool asset documents are posted to the applicable servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)    accordance with the related pool asset documents.
---------------------------------------------------------------------------------------------------------------------------------
                  The Servicer's records regarding the pool assets agree                                                 X
                  with the Servicer's records with respect to an obligor's
1122(d)(4)(v)     unpaid principal balance.
---------------------------------------------------------------------------------------------------------------------------------
                  Changes with respect to the terms or status of an obligor's                                            X(1)
                  pool asset (e.g., loan modifications or re-agings) are
                  made, reviewed and approved by authorised personnel in
                  accordance with the transaction agreements and related pool
1122(d)(4)(vi)    asset documents.
---------------------------------------------------------------------------------------------------------------------------------
                  Loss mitigation or recovery actions (e.g., forbearance plans,                                          X(1)
                  modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
1122(d)(4)(vii)   requirements established by the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Records documenting collection efforts are maintained during                                            X
                  the period a pool asset is delinquent in accordance with
                  the transaction agreements. Such records arc maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for
                  example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness
1122(d)(4)(viii)  or unemployment).
--------------------------------------------------------------------------------------------------------------------------------
                  Adjustments to interest rates or rates of return for pool                                               X
                  assets with variable rates are computed based on the related
1122(d)(4)(ix)    pool asset documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Regarding any funds held in trust for an obligor (such as                                               X
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an
                  annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned
                  to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days
1122(d)(4)(x)     specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Payments made on behalf of an obligor (such as tax or                                                   X
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments, provided
                  that such support has been received by the servicer at
                  least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)    number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any late payment penalties in connection with any payment                                               X
                  to be made on behalf of an obligor are paid from the
                  Servicer's funds and not charged to the obligor, unless the
1122(d)(4)(xii)   late payment was due to the obligor's error or omission.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made on behalf of an obligor are posted                                                   X
                  within two business days to the obligor's records maintained by the servicer, or such other number of days specified in
1122(d)(4)(xiii)  the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------

----------

AURORA LOAN SERVICES
A Lehman Brothers Company


--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                   Applicable Servicing          Inapplicable
                                                                                          Criteria                 Servicing
                                                                                                                    Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                                   Performed
                                                                                             Performed      by
                                                                                                by      subservicer(s)
                                                                                             vendor(s)  or Vendors(s)
                                                                                             for which  for which
                                                                                  Performed   Aurora    Aurora is
                                                                                   Directly   is the     NOT the
                                                                                      by    Responsible Responsible
                                                                                    Aurora      Party     Party
--------------------------------------------------------------------------------------------------------------------------------
                  Delinquencies, charge-offs and uncollectible accounts are            X
                  recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)   agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any external enhancement or other support, identified in Item                                           X
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is
1122(d)(4)(xv)    maintained as set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------